Exhibit 99.1

Investor Presentation June 2012

The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Safe Harbor Statement 2

3 Company Overview: A National Platform Owned Managed Self-storage REIT with 478 facilities1 across the United States 376 owned facilities; 102 facilities managed on behalf of third-party owners An additional ~825 partner facilities2 in the CubeSmart Network Property count as of March 31, 2012. CubeSmart Network facilities not shown on map. Market value of common and preferred shares and units as of March 31, 2012. Book value as of March 31, 2012. Market Capitalization: Equity3 $1,591 MM Debt 4 838 MM Total Capitalization: $2,429 MM

4 The CubeSmart Story Attractive Industry Quality Portfolio Conservative Balance Sheet

1 in 10 US households uses self storage, up from 1 in 17 in 19951 Widely fragmented industry provides runway for consolidators Low variable cost level (operating leverage) fuels NOI growth Low maintenance cap-ex requirements Absence of tenant improvement requirements High operating margins Demand is driven by mobility, which benefits in both economic expansions and contractions, making storage recession resistant Diverse customer base with negligible exposure to any one tenant 5 Attractive Industry Characteristics Growth Opportunity Stability, Resilience Cash Flow Generation Source: Self Storage Association 2011 Fact Sheet, comparing 2007 to 1995. 1)

6 NOI Performance: Correlation w/ Multifamily NOI = “Net Operating Income” Data source: SNL. CubeSmart calculations. Weighted average of 4 storage REITs. Data source: SNL. CubeSmart calculations. Weighted average of 12 multifamily REITs. Notable correlation between self-storage NOI performance and that of the multifamily sector. Storage experienced comparable performance on the front end of the recession and recovered more quickly. 1 2 CUBE’s same-store NOI growth has averaged 7.1% over the past four quarters, versus 7.0% for the storage sector2. 3 (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 4q08 1q09 2q09 3q09 4q09 1q10 2q10 3q10 4q10 1q11 2q11 3q11 4q11 1q12 Same - Store NOI Growth, Rolling Four Quarters (Rolling Four - Quarter Average of Reported Year - over - Year Growth) Self - Storage Multifamily CUBE 1) 2) 3)

7 Home Ownership Trends Support Growth Declining US Homeownership US homeownership rate. Source: US Census Bureau Housing Vacancy Survey, 1Q12. Renters move roughly three times more frequently than homeowners do Fewer Owners = More Renters More Mobility Movers represent more than ½ of self storage customers More Demand 1 Benefiting from same secular forces that are driving performance in the multifamily space 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 68.0% 69.0% 70.0% 1)

8 Extended Length of Stay Supporting Results Median Length of Stay +28% Widening lengths of stay offset soft rental activity during the recession and continue to support performance 1 CubeSmart same-store portfolio. Median length of stay of tenants who moved in during the specified time period. 2 2 1) 2)

9 Limited New Supply to Absorb Demand Source: Cushman & Wakefield, Inc., Self Storage Performance Quarterly. New construction tracked by F.W. Dodge. Includes new construction, alterations, renovations, and interior construction. Trailing four quarters ending March 31, 2012, as compared with full year 2006. New self-storage construction starts are currently at one third of 2006 levels1,2. During the past four quarters, only four competing facilities have opened in CubeSmart submarkets nationwide. 1 1) 2)

10 REITs Taking Market Share Year-Over-Year Occupancy Gains Source: Cushman & Wakefield, Inc., Self Storage Performance Quarterly – 2Q11, 3Q11, 4Q11, and 1Q12. Source: CUBE, SSS, PSA, and EXR public filings. Average of year-over-year change in reported period-ending occupancies. 250 basis point average performance gap over past four quarters 1 2 1) 2)

11 Benefits of Scale and Sophistication Strategic Partnerships Enhanced Services Marketing & Internet Presence People Internal Resources Processes Customer Capture Relationships Quality Team Sales Center Store Managers Systems Leveraging these resources provides a significant competitive advantage over other operators

12 Technology: A Paradigm Shift for Storage The Need to Stay Relevant The Power to Act on Information Technology has transformed the way in which storage companies learn about, respond to, attract, engage and, ultimately, capture and retain their customers. CUBE’s sophisticated marketing, revenue management, Sales Center, and general technological capabilities create tangible competitive advantages. Customer Capture Yellow Pages Internet Mobile Evolution Stand-Alone System, No Consolidated Reporting Centralized Data Feeds Real-Time Reporting & Dynamic Revenue Mgmt Systems Evolution The Ability to Engage Customers Telephonic Inquiries and In-Store Contact Enhanced & Continued Engagement In Stores, In the Sales Center, and Online Evolution Point-of-Sale Point-of-Sale Point-of-Sale Point-of-Sale eCRM

13 CubeSmart’s Differentiated Service Platform Organization – Offering resources that help customers track & organize their things Logistics – Helping customers get their items into and out of their space Amenities – Providing a more comfortable and accommodating environment Customization – A la carte options for customers to customize the space they rent Space – Core self-storage offering

14 The CubeSmart Story Attractive Industry Quality Portfolio Conservative Balance Sheet

Acquisitions Since 2008: $265 MM Dispositions Since 2008: $234 MM Storage Deluxe: $560 MM Capital Recycling 1 2 1 Dotted Lines = Same-Store Portfolio, 1Q12 3 Note: Bubbles sized by transaction value. All closed transactions as of 3/31/2012, including both stabilized and lease-up properties as well as CUBE’s proportional share (50%) of the $90 million HSRE joint venture. Excludes Storage Deluxe assets. Includes a 22-asset portfolio representing 1.6 million net rentable square feet, predominantly in the New York City area, in a transaction announced by the Company in October 2011. Realized annual rent per occupied square foot is computed by dividing rental income by the weighted occupied sq ft for the period. 15 Recent Repositioning Has Been Substantial Redeploying disposition proceeds from low-growth, tertiary markets into superior assets competitively positioned in attractive “core” markets. $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 Realized Annual Rent Per Occ Sq Ft 2010 Population (3-Mile Radius, Weighted by Revenue)

Realized annual rent per occupied square foot is computed by dividing rental income by the weighted occupied sq ft for the period. Pro Forma, including all consolidated JV and wholly-owned assets as of 3/31/2012 as well as the second pool of the Storage Deluxe portfolio. 16 A Markedly Improved Portfolio Realized Annual Rent per Occ Sq Ft 3-Mile 2010 Population (Weighted by Revenue) 1 2 2 High rents and population density are indicative of current portfolio quality and opportunity to drive pricing and demand in the future. 1) 2)

Current Total Portfolio January 2008 Portfolio Pro Forma, including all consolidated JV and wholly-owned assets as of 3/31/2012, as well as the entirety of the second pool of the Storage Deluxe portfolio. 17 Now Positioned in Higher-Growth Markets Roughly 60% of portfolio NOI is generated from “core” markets – up from 42% in early 2008. Less than half of this transformation is reflected in the current same-store pool. 1 42% Core 60% Core Market Exposure, by NOI 1)

Acquisitions: $75 to $125 million target As of March 31, 2012, had closed on one asset in Houston and one asset in Atlanta for a total price of $12 million. Dispositions: $35 to $50 million target 18 Recent Activity – Continued Enhancement Acquisitions: $714 million1 $154 million excluding the Storage Deluxe portfolio Focused on quality assets in high-rent, high-barrier-to-entry markets – including New York City, Houston, Atlanta, Miami, and Washington, DC. Dispositions: $45.2 million Concentrated in more tertiary markets in Ohio, Indiana, and Michigan. 2011 Investment Activity 2012 Investment Activity 1) Includes CUBE’s proportional share (50%) of the $90 million HSRE joint venture and the entirety of the $560 million Storage Deluxe transaction.

19 Transformational Storage Deluxe Transaction $560 million transaction 22 assets representing 1.6 million net rentable square feet, predominantly in the Greater New York City area Establishes CubeSmart as the largest owner of self-storage assets in New York City – one of the most attractive storage markets in the world Efficient execution Off-market, directly-sourced deal Inconspicuous due diligence process and efficient closing further positions CubeSmart as the acquirer of choice for sellers Successful capital raising Financed with a combination of publicly issued common and preferred equity, assumed debt, and new unsecured debt Approaching completion First pool, which included 16 facilities, closed on November 3, 2011 for $357.3 million Closed on four of the remaining six properties in February and a fifth in April; have yet to close on the final asset

20 Opportunity for Meaningful External Growth Industry Fragmentation Runway for Consolidation in Both Ownership & Operations Acquisitions 3rd Party Mgmt Catalysts Significant levels of debt maturities in coming years on privately held storage assets. Operational advantages for large-scale platforms continuing to pressure smaller owners to sell or seek professional management. Large owners with access to a variety of capital sources will be well-positioned to take advantage of opportunities. 1) Top 5 self storage providers, including CubeSmart, Public Storage, Extra Space, Sovran, and U-Haul. Source: Self Storage Association 2011 Fact Sheet, as of 6/30/11.

21 Relationships Create Opportunity Source of 2011 Acquisitions, By Transaction Value Including Storage Deluxe1,2) Excluding Storage Deluxe2 1) Total Storage Deluxe transaction value, including the first and second pools. 2) Includes CUBE’s proportional share (50%) of the $90 million HSRE joint venture. More than 2/3 of transaction value sourced through direct relationships

22 The CubeSmart Story Attractive Industry Quality Portfolio Conservative Balance Sheet

Common and preferred market values as of March 31, 2012. Secured and unsecured book value as of March 31, 2012. Excludes any debt assumption and credit facility borrowings associated with the closing of the final two Storage Deluxe assets that had not yet closed as of quarter end. 23 Commitment to Conservative Capital Structure Regularly-articulated unsecured balance sheet strategy Affords flexibility to actively manage asset portfolio Diversity of portfolio and relatively small individual property values not conducive to collateralization Provides broadest array of potential capital sources Financing growth in leverage-neutral or better manner Successful execution of deleveraging plan Focus on maintaining and continuing to improve credit metrics ATM capacity and strong free cash flow generation support ability to match fund incremental acquisitions 1

BBB- 24 Investment Grade Balance Sheet NOI from Unencumbered Assets 3/31/12 12/31/08 Debt / Gross Assets Rating 51% 37% Unrated Baa3 Significant balance sheet evolution over past three years Continued focus on maintaining and improving metrics BBB - Encumbered 51% Unencumbered 49% NOI from Unencumbered Assets 3/31/12 12/31/08 Debt / Gross Assets Rating 51% 37% Unrated Baa3 Encumbered 32% Unencumbered 68%

25 Balanced Maturity Profile December 31, 2008 March 31, 2012 Less than 20% maturing in any given year Weighted Average Maturity: 2.5 years Weighted Average Maturity: 3.5 years $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 1 2 3 4 5 6 7 8+ Maturities ($million) Years to Maturity Secured Unsecured

26 Full Spectrum of Capital Sources to Support Growth Free Cash Flow Private Public Equity Debt OP Units Free Cash Flow Strategic Dispositions Joint Venture Investment Unsecured Bank Financing Private Placement of Unsecured Debt CMBS / Secured Debt Secondary Common Equity Offering At-The-Market Equity Program Preferred Equity Public Unsecured Debt Access to the full spectrum of potential capital sources provides optimal flexibility to support the Company’s external growth

27 The CubeSmart Story Attractive Industry Quality Portfolio Conservative Balance Sheet

Investor Relations Contact Daniel Ruble, CFA Vice President, Finance 460 E. Swedesford Rd. Suite 3000 Wayne, PA 19087 610.293.5700 druble@cubesmart.com